                                                                    EXHIBIT 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of IVAX Corporation (the "Company") on Form 10-K for the year ending December 31, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Phillip Frost, M.D., Chairman and Chief Executive Officer, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Phillip Frost, M.D.
                                        -----------------------------------
                                        Phillip Frost, M.D.
                                        Chairman and Chief Executive Officer
                                        March 31, 2003